                                                                EXHIBIT 10.4(b)

[BANK OF CHINA HONG KONG BRANCH LETTERHEAD]

Ref: CD/CI/950597/L6/gt

October 26, 1995

Zindart Industrial Company Limited,
Flat C and D, 25th Floor, Block 1,
Tai Ping Industrial Centre,
57 Ting Kok Road,
Tai Po, New Territories.

Attn.: Ms. Domina Leung


Dear Sirs,

Re: General Banking Facilities

We are pleased to revise the existing General Banking Facilities ("the Facilities") granted to you as per our letter dated May 27, 1991 under ref:
CD/CI/910250/L8/rk as follows:

1. Allocation of the Facilities

   1.1  The Facilities are available by way of:-

        (a) Overdraft Facility up to the extent of HKD3,000,000.00. Interest will be charged at 2% per annum over our best lending rate or cost of fund, whichever is the higher, currently 11% per annum, subject to fluctuation at our sole and absolute discretion. Annual fee of HKD2,083.00 flat shall be paid by you upon acceptance of this letter and thereafter annually HKD7,500.00 flat upon renewal of this Facility;

        (b) Letters of Credit Issuance and Inward Bills Facility up to the extent of HKD4,000,000.00 (within which Trust Receipt Facility for period up to 120 days and/or Shipping Guarantees Issuance Facility up to the extent of HKD4,000,000.00 is available).

6. Conditions Precedent

        The Facilities will be available for drawing when we have received the following documents in form and content satisfactory to us:-

        (a) The signed copy of the duplicate of this letter together with Board Resolutions indicating your acceptance of the Facilities on terms and conditions set out in this letter;

        (b)  An Agreement of Pledge duly executed by your authorized officer(s);

[LOGO]

BANK OF CHINA   HONG KONG BRANCH

        (c) A Running Trust Receipt Agreement duly executed by your authorized officer(s);

        (d) A General Shipping Guarantee duly executed by your authorized officer(s);

        (e) A General Letter of Hypothecation and Power of Attorney duly executed by your authorized officer(s);

        (f) Two deposits for HKD1,211,303.80 and DEM254,585.84 or the equivalent amount of other currencies currently traded in Hong Kong (interest to be accumulated) with Bank of China, Hong Kong Branch in name of Zindart Industrial Company Limited under lien to us.

Save and except the above amendments, all other terms and conditions of the said letter remain unchanged.

Please note that this letter supersedes our letter dated July 24, 1992 under ref:CD/CI/920374/L6/rk.

Please signify your understanding and acceptance of this offer by signing and returning the duplicate of this letter to us on or before November 26, 1995, failing which this offer shall lapse.

Should you have any queries, please do feel free to contact our Ms. Sylvania Fattedad at 28266544 at any time. We are here to serve you better.


Yours faithfully,
For Bank of China, Hong Kong Branch

[SIGNATURE]

Authorized Signature(s)


                              After due and careful consideration of the terms of this letter, we agree to observe and be bound by all the terms and conditions herein set out.

                              For and on behalf of
                              ZINDART INDUSTRIAL CO., LTD.

                              [SIGNATURE]

                              Authorized Signature(s)

                              Date:

Encl.  (a) Form of Certified Extract of the Minutes of Board Resolutions.
       (b) Form of General Letter of Hypothecation and Power of Attorney.